UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 1, 2009
BRIGHTPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)
Indiana

(State or Other Jurisdiction of Incorporation)

1-12845	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

7365 Interactive Way, Suite 200, Indianapolis, IN	46278

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
This Current Report on Form 8-K is being filed to update the historical financial statements included in Brightpoint Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (the SEC) on February 25, 2009, to reflect (i) the reclassification of the results of operations of the Company’s operations in Poland and Turkey to discontinued operations for all periods presented in accordance with U.S. generally accepted accounting principles and (ii) the retrospective application of Statement of Financial Accounting Standards 160, Noncontrolling Interests in Consolidated Financial Statements — An Amendment of ARB No. 51 (“SFAS 160”).
The Poland and Turkey businesses were previously reported in the Company’s EMEA reporting segment. The reclassification of these operations to discontinued operations occurred in the first quarter of 2009.
The Company adopted SFAS 160, which is effective for fiscal years beginning after December 15, 2008, prospectively effective January 1, 2009. However, SFAS 160 requires retrospective application to comparative financial statements. The statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Accordingly, the Company has revised all comparative prior period information to reflect the presentation and disclosure requirements of SFAS 160.
Updates to the 2008 Form 10-K provided in this Form 8-K are contained in Part I, Item 1, “Business,” Part II, Item 6, “Selected Financial Data,” Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part II, Item 8, “Financial Statements and Supplementary Data.”
Neither this Current Report nor Exhibit 99.1 hereto reflect any events occurring after February 25, 2009, or update the disclosure in the 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of (i) the reclassification of the results of operations of the Company’s operations in Poland and Turkey to discontinued operations for all periods presented, and (ii) the retrospective application of SFAS 160. Therefore, this Current Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including the Company’s Quarterly Report on Form 10-Q filed on May 7, 2009.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Updates to the Brightpoint, Inc. 2008 Annual Report on Form 10-K:
Part I, Item 1, Business
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial
Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTPOINT, Inc. (Registrant)
By:	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer

Date: June 1, 2009